The Lamar Companies

                                BULLETIN CONTRACT
                                                         Date 6/29/99
                                                         New     ***
                                                      Renewal
                                           LAMAR ID NO. 224   302967

Customer Name: Uptick Consulting        Advertiser:ExecutiveMansions.com
Street Address: 4989 Peachtree Pkwy,    Cust. A/C #:       Nat'l/Local: N
                Suite 222
Mailing Address:                         Design:
City: Norcross                           Imprint:
State: GA     Zip:  30092                Term: 6 Months;
Telephone: 770.246.1337                  Requested Commencement Date:

No. of Rotations:

                   THIS INFORMATION FOR OFFICE USE ONLY

Billing Start Date: 7/25/99             Billing End Date: 1/24/2000

Gross Mo. Billing: $1,000.00     Commission: 0       Political:   Co-Op:

Prod. Code:           Dept. #2 Nat'l. Contract No.:          Rotary/Perm:

Salesman Code:         Bus Entity:        Bill Code:      Split Billing:

Panel No. Mkt.Code Locations  Size of   Reg. III      No.     Price per
                             Bulletins             Repaints    Month

          10.6 x 36 Rotary     10.6x36     Yes        0        $1000.00

Starting on 47672C for 3 month minimum


*One 14x48 on trade at $2,000/month

           THE TERMS ON REVERSE SIDE ARE PART OF THIS CONTRACT.

Advertiser authorizes and instructs The Lamar Companies to paint in a good and workmanlike manner, and to maintain for the terms set forth above, outdoor advertising displays described above or on the attached list.

In consideration thereof, Advertiser agrees to pay The Lamar Companies all contract amounts within 30 (30) days after date of billing.

Advertiser acknowledges and agrees to be bound by the terms and conditions contained on both sides of this contract.

The undersigned representative or agent of Advertiser hereby warrants to The Lamar Companies that he is the President of Advertiser and is authorized to execute this contract on behalf of Advertiser.

                                          ExecutiveMansions.com

Salesman                                  Advertiser

Company: Lamar - Atlanta                  By: /s/ Michael Dion
                                                Michael Dion

This contract is not binding until accepted by the General Manager of a Lamar Outdoor Advertising Company.

ACCEPTED:  6/30/99                       The Lamar Companies
                                         By: /s/
                                             General Manager

                                     Agency

The agency representing Advertiser in this contract executes this contract as an agent for a disclosed principal, but hereby expressly agrees to be liable jointly and severally and in solido with Advertiser for the full and faithful performance of Advertiser's obligations hereunder. Agency waives notice of default and consents to all extensions of payment.

AGENCY:                            STREET ADDRESS:
BY:                                MAILING ADDRESS:
                                   CITY:
                                  STATE:            ZIP: